AMENDMENT
TO THE
MANAGEMENT AGREEMENT

This amendment to that certain Management Agreement (this "Amendment") dated January 25, 2008 is made and entered into as of the 30 day of April, 2008, by and among AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation (the "Company"), AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OP", and together with the Company, the "Owner"), ARC ROCK17MA LLC, a Delaware limited liability company (the "Rockland Owner"), and AMERICAN REALTY CAPITAL PROPERTIES, LLC, a Delaware limited liability company (the "Manager").

WHEREAS, the OP was organized to acquire, own, operate, lease and manage real estate properties on behalf of the Company;

WHEREAS, the Rockland Owner, a subsidiary of the OP, was organized to acquire, own, operate, lease and manage the Rockland Bank branch real estate properties, identified in Exhibit A hereto, on behalf of the Company (the "Rockland Properties");

WHEREAS, the Company intends to continue to raise money from the sale of its common stock to be used, net of payment of certain offering costs and expenses, for investment in the acquisition or rehabilitation of income-producing real estate to be acquired and held by the Company, by the OP or by the Rockland Owner on behalf of the Company; and

WHEREAS, Owner and the Rockland Owner wish to retain Manager to manage and coordinate the leasing of the real estate properties acquired by Owner and Rockland Owner, and the Manager wishes to be so retained, all under the terms and conditions set forth in this Management Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.  Section 1.11 will be replaced in its entirety with the following:

"Properties means all real estate properties owned by Owner and all tracts as yet unspecified but to be acquired by Owner containing income-producing Improvements or on which Owner will rehabilitate income-producing Improvements, and the Rockland Properties. Properties shall be classified under four categories, residential, retail, industrial and office properties."

2.  With respect to the Rockland Properties alone, all references to Owner herein shall be deemed to include the Rockland Owner.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN REALTY CAPITAL TRUST, INC.

By:
Name:
Title:

AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P.

By: American Realty Capital Trust, Inc.,
its General Partner

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

AMERICAN REALTY CAPITAL PROPERTIES,
LLC

By:
Name:
Title:

ARC ROCK17MA LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN REALTY CAPITAL TRUST, INC.

By: /s/ Brian S. Block
Name: Brian S. Block
Title: CFO

AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P.

By: American Realty Capital Trust, Inc.,
its General Partner

By:
Name:
Title:

AMERICAN REALTY CAPITAL PROPERTIES,
LLC

By: /s/ Brian S. Block
Name: Brian S. Block
Title: CFO

ARC ROCK17MA LLC

By:
Name:
Title:

EXHIBIT A

LIST OF REAL PROPERTY OWNED BY ROCKLAND OWNER

1.	8 Richards Road, Plymouth, MA

2.	280, 288, 294-298 Union Street, Rockland, MA

3.	8 Station, Middleboro, MA

4.	442 Main Street, Hyannis, MA

5.	84 North Main Street, Randolph, MA

6.	428 Station Avenue, South Yarmouth, MA

7.	665 Main Street, Chatham, MA

8.	147 Center Street, Pembroke, MA

9.	70 Main Street, Orleans, MA

10.	912 Main Street, West Dennis, MA

11.	27 Bay Road, Duxbury, MA

12.	272 Columbia Road, Hanover, MA

13.	77 Front Street, Scituate, MA

14.	1195 Falmouth Road, Centerville, MA

15.	135 Main Street, Middleboro, MA

16.	264 Nantasket Avenue, Hull, MA

17.	836 North Main Street, Brockton, MA